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                                                                   Exhibit 10.13


          THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT
         BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933,
          AS AMENDED, OR THE SECURITIES OR BLUE SKY LAWS OF ANY STATE
            AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT AND
                  LAWS OR THE RULES AND REGULATIONS THEREUNDER


                   VOID AFTER 5:00 P.M., DALLAS, TEXAS TIME,
                                ON MAY 25, 1998

                            URANIUM RESOURCES, INC.

                       WARRANT TO PURCHASE COMMON STOCK

Certificate No. URIW-GB001

    This certifies that, FOR VALUE RECEIVED, Grant Bettingen, Inc., a California corporation, or its registered assigns ("Holder"), is entitled, subject to the terms of this Warrant, to purchase from URANIUM RESOURCES, INC., a Delaware corporation (the "Company"), at any time after the date of issuance hereof and prior to 5:00 p.m., Dallas, Texas time, on May 25, 1998 (the "Warrant Expiration Date"), up to 100,000 fully paid and nonassessable shares of the Common Stock, $0.001 par value, of the Company (the "Common Stock"), at an initial purchase price of $4.00 per share, payable in lawful money of the United States.

    This Warrant may be exercised in whole or in part by presentation hereof with the Notice of Exercise contained herein duly executed and with simultaneous payment of the applicable aggregate Purchase Price (subject to adjustment) at the office of the Company in Dallas, Texas. Payment of such Purchase Price shall be made, at the option of the Holder hereof, by certified check or bank draft payable in United States currency.

    This Warrant is one of a duly authorized issue of common stock purchase warrants issued under and in accordance with that certain Investment Banking and Selling Agent Agreement, dated March 6, 1995, by and between the Company and Grant Bettingen, Inc., as amended by Amendment No. 1 thereto by and between the Company and Grant Bettingen, Inc. (the "Amended Investment Banking and Selling Agent Agreement"), and is subject to the terms and provisions contained in the Amended Investment Banking and Selling Agent Agreement, to all of which the Holder hereof, by acceptance hereof, hereby consents. A copy of the Amended Investment Banking and Selling Agent Agreement may be obtained for inspection upon written request to the Company by a Holder of this Warrant.

    This Warrant does not entitle any Holder to any rights of a stockholder of the Company. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to





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be paid for a share of Common Stock may be adjusted from time to time as set forth in the Amended Investment Banking and Selling Agent Agreement. The shares of Common Stock deliverable upon such exercise, as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Stock" and the exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is sometimes referred to herein as the "Purchase Price."

    By the acceptance of this Warrant, the Holder represents to the Company that it (a) is acquiring the Warrant and will acquire the shares of Warrant Stock issuable upon exercise of this Warrant for its own account, (b) has authority to make the statements contained in this paragraph, (c) is an "accredited investor" as defined in Regulation D of the General Rules and Regulations under the Securities Act of 1933, as amended (the "Securities Act"), and was not formed for the purpose of acquiring this Warrant or the Warrant Stock, (d) is acquiring this Warrant and will acquire the Warrant Stock upon exercise of this Warrant for investment and not with a view to any distribution thereof, and (e) has not been offered this Warrant and the Warrant Stock by any form of general solicitation or general advertising. By the acceptance of this Warrant, the Holder understands and acknowledges that the offering of this Warrant and the Warrant Stock issuable upon exercise of this Warrant will not be registered under the Securities Act or registered or qualified under the securities or blue sky laws of any state on the grounds that the offering and sale of the securities contemplated by this Warrant are exempt from such registration under the Securities Act pursuant to Section 4(2) of the Securities Act and are exempt from registration or qualification under applicable state securities or blue sky laws. By the acceptance of this Warrant, the Holder further understands and acknowledges that this Warrant and the Warrant Stock issuable upon exercise of this Warrant must be held by it indefinitely unless this Warrant is subsequently exercised or this Warrant or the Warrant Stock is registered under the Securities Act and registered or qualified under applicable state securities or blue sky laws or an exemption from such registration or qualification is available with respect to any proposed transfer of this Warrant or the Warrant Stock and that the certificates evidencing any Warrant Stock issued upon exercise of this Warrant shall bear any legends deemed necessary by the Company.

    As soon as practicable after any exercise of this Warrant and payment of the sum payable upon such exercise, and in any event within 10 days thereafter, the Company, at its expense (including the payment by it of any applicable taxes), will cause to be issued in the name of and delivered to the holder hereof, or in the name of such other person as such holder may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Warrant Stock, or other securities or property to which such holder shall be entitled upon such exercise, plus, in lieu of any fractional share of Warrant Stock to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then current fair market value ("Market Value") of one full share of Warrant Stock. The Market Value shall be the Closing Price (as hereinafter defined) for one full share of Common Stock on the business day next preceding the day of exercise. As used herein, the term "Closing Price" shall mean the last sale price regular way or, in case no sale takes place on such day, the average of the closing bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock of the Company is listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices on such day as reported on the NASDAQ Stock Market, or, if not reported on such





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market, the average of the closing bid and asked prices as furnished by
National Quotation Bureau, Inc., or a similar reporting organization. All calculations with respect to the Closing Price shall be made to the nearest cent ($0.01). Issuance and delivery of Warrant Stock deliverable on the due exercise of this Warrant may be postponed by the Company and its transfer agent during any period, not exceeding thirty (30) days, for which the transfer books of the Company for the Common Stock are closed between (1) the record date set by the Board of Directors for the determination of stockholders entitled to vote at or to receive notice of any stockholders meeting, or entitled to receive payment of any dividends or to any allotment of rights or to exercise rights in respect of any change, conversion or exchange of capital stock, and
(2) the date of such meeting of stockholders, the date for the payment of such dividends, the date for such allotment of rights, or the date when any such change or conversion or exchange of capital stock shall go into effect, as the case may be.

    Upon surrender for exchange of this Warrant (in negotiable form, if not surrendered by the holder named on the face hereof) to the Company, the Company, at its expense, will issue and deliver new Warrants of like tenor, calling in the aggregate for the same amount of Warrant Stock, in the denomination or denominations requested, to or on the order of such holder and in the name of such holder as such holder may direct. Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder of this Warrant as absolute owner for all purposes without being affected by any notice to the contrary. Transfer of this Warrant is restricted as provided herein and in the Amended Investment Banking and Selling Agent Agreement.

    IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name by the manual signatures of its Chairman or President or one of its Vice Presidents, thereunto duly authorized, and its corporate seal to be impressed or imprinted hereon, attested by the manual signature of its Secretary or an Assistant Secretary.


Dated: May 25, 1995               URANIUM RESOURCES, INC.



Attest:                           By: /s/ PAUL K. WILLMOTT
                                     -----------------------------------
                                  Its: President
                                      ----------------------------------




By:/s/ WALLACE M. MAYS
   -------------------------------
   Secretary

[SEAL]





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                              NOTICE OF EXERCISE

    The undersigned hereby exercises the right to purchase _______ shares of Common Stock covered by this Warrant according to the conditions thereof and herewith makes payment of the Purchase Price of such shares in full.



                                                  ------------------------------
                                                  Signature of Warrantholder
                                                  Title:
                                                        ------------------------


Dated: _______________, 199__

The Company is requested to issue certificates for the Warrant Stock acquired upon exercise of this Warrant as follows:

                                        ---------------------------------
                                        Name

                                        ---------------------------------
                                        Address

                                        ---------------------------------
                                        SSN or EIN


                            ASSIGNMENT OF WARRANT

        FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers the within Warrant, and irrevocably appoints
________________________________________ as attorney-in-fact to transfer such
Warrant on the books of the Company, with full power of substitution in the premises, to the following assignee(s):


                                        ---------------------------------
                                        Name

                                        ---------------------------------
                                        Address

                                        ---------------------------------
                                        SSN or EIN



                                                  ------------------------------
                                                  Signature of Warrantholder
                                                  Title:
                                                        ------------------------




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